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                                             																		     EXHIBIT 22

                           CE SOFTWARE HOLDINGS, INC.
                          SUBSIDIARIES OF THE REGISTRANT


NAME		                                            				STATE OF INCORPORATION

CE Software, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .Iowa

CE Distributing, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .Iowa

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